1 Confidential March 6, 2026 SANTANDER HOLDINGS USA, INC. Fourth Quarter 2025 Fixed Income Investor Presentation

2 Confidential This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, factors such as the risks and uncertainties described in SHUSA’s filings with the Securities and Exchange Commission from time to time may cause SHUSA’s performance to differ materially from that suggested by the forward-looking statements. If one or more of the factors affecting SHUSA’s forward-looking statements renders those statements incorrect, SHUSA’s actual results, performance or achievements could differ materially from those expressed in or implied by the forward-looking statements. Readers should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles (“GAAP”) and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA’s subsidiaries include Santander Consumer USA Inc. (“SC”), Santander Bank, N.A. (“SBNA”), Banco Santander International (“BSI”), Santander Securities LLC (“SSLLC”), Santander US Capital Markets LLC (“SanCap”), as well as several other subsidiaries. The information in this presentation is intended only to assist investors and does not constitute legal, tax, accounting, financial or investment advice or an offer to invest. In making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, SBNA, SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and financial advisors and independently evaluate the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom. Important Information

3 Confidential 1 At a glance 2 Results Appendix 4 Index 3 Core Business Activities

Confidential

SHUSA

Our business model focuses on four core segments as we continue to leverage Santander's connectivity

Core Segments and 2025 Assets ($B)

Segment	Description	Assets ($B)
Consumer	Market-leading full spectrum auto lender and Consumer & Business Banking ("CBB")	$64
Commercial	Leading multifamily bank lender and proven servicer	$26
Corporate & Investment Banking (CIB)	Global hub for capital markets and investment banking	$32
Wealth Management	Leading brand in LatAm for high-net-worth ("HNW") clients	$60[1]

Santander

SHUSA $165B Assets[2]

~10,300 employees

SHUSA is a wholly-owned subsidiary of Santander, one of the most respected banking groups in the world with approximately 180 million customers across Europe, Latin America and the U.S.

SHUSA's Main Subsidiaries


SC & Openbank operate in all 50 states
SBNA
Products include:
C&I[4]
CRE[5]
Auto
Openbank
SANCAP
Fixed-income, real estate, and finance advisory
SC
Leading auto loan originator and top ABS[3] issuer
BSI
Manages wealth for HNW clients

1 | Represents assets and assets under management, which includes customer deposits, securities, loans and letters of credits.
2 | Includes assets categorized as "other".
3 | Asset-backed securitization ("ABS").
4 | Commercial and industrial ("C&I").
5 | Commercial real estate ("CRE").

Santander

4

5 Confidential SHUSA 2025 Results at a Glance Improved Financial Metrics Stable Credit Strong Capital & Liquidity $6.0B NET INTEREST INCOME (“NII”) Up 6.7% YoY 14.2% 30-89 DAYS AUTO1 DELINQUENCY Up 215bps YoY 12.6% COMMON EQUITY TIER 1 (“CET1”) $1.6B NET INCOME Up 52.7% YoY 2.5% NCO RATE2 Flat YoY 24.7% TOTAL LOSS-ABSORBING CAPACITY (“TLAC”) RATIO 3.9% NET INTEREST MARGIN (“NIM”) Up 13bps YoY 7.3% ALLOWANCE RATIO3 Down 27bps YoY $79B SHUSA DEPOSITS Up 1.1% YoY (Growth in customer deposits reduces reliance on brokered products) 1 | Consumer auto only. 2 | Total yearly net charge-offs (“NCOs”) / average balance of financing receivables (Consumer + Commercial). 3 | Using total loans held-for-investment.

6 Confidential 1 At a glance 2 Results Appendix 4 Index 3 Core Business Activities

Confidential

Annual Profitability

SHUSA NII ($M)

Revenue[1]

- Sustainable NII growth driven by funding efficiency and benefits associated with growth in Openbank deposits
- Ongoing growth in capital-light fee income supported by performance in Consumer, Commercial, and Wealth segments

G&A Expenses[2]

- Disciplined cost management continues to support strategic investments in our core businesses while driving operating leverage

Credit Loss Expense

- Credit performance is stable as charge-offs remain subdued despite normalizing delinquencies, reflecting resilient consumer behavior and strong underwriting
- Disciplined balance sheet positioning and risk management practices underpin sustained performance across diverse economic conditions

Net Income

- Continued execution of our strategic agenda supported by disciplined cost management and strong credit quality is accelerating performance across our key businesses and producing double-digit net income growth



+9%
$7,415
$7,474
$8,121
2023
2024
2025
+1%
$4,402
$4,566
$4,624
2023
2024
2025
-15%
$2,226
$1,937
$1,656
2023
2024
2025
+53%
$933
$1,077
$1,645
2023
2024
2025

1 | Net of lease expense. Please refer to slide 33 for a detailed reconciliation of all non-GAAP measures.
2 | General, Administrative & Other, "G&A" excludes lease expense. Please refer to slide 33 for a detailed reconciliation of non-GAAP measures.

Santander

7

8 Confidential Positive YoY performance of NII and NIM sustained by:  Disciplined Auto pricing strategy underpinning portfolio margin expansion  Higher contribution from investment securities and liquidity balances  Organic Openbank deposit expansion improving funding efficiency NII Securities FF1 sold & repos Interest-earning deposits Loans Borrowings Trading liabilities FF1 purchased & repos Deposits SHUSA NII ($M) NII & NIM Drivers Net Interest Income & Net Interest Margin 1 | Federal funds. $5,875 $5,578 $5,953 +7% 8,270 8,580 8,357 774 910 920 2,415 2,787 1,679 895 1,189 1,481 1,544 2,059 1,880 2,739 3,283 2,210 142 170 151 2,054 2,376 2,243 $12,354 $6,479 $13,466 $7,888 $12,437 $6,484 Int. Income Int. Expense Int. Income Int. Expense Int. Income Int. Expense 2023 2024 20252 24 2025 NIM 4.0% 3.8% 3.9%

Confidential

Non-Interest Income

Non-Interest Income ($M)


+14%
$1,540
$1,896
$2,168
Securities gains, net
Miscellaneous income, net
Capital market revenue
Net lease income[1]
Consumer and commercial fees
145
312
196
538
349
224
377
409
470
416
155
714
494
318
487
2023
2024
2025

Non-Interest Income Drivers

Non-interest income increased YoY driven by:

- Growth in capital-light fee income driven by servicing for others in Auto, Multi-family servicing, and Wealth Management fees
- Increased capital market revenue driven by higher investment banking income
- Miscellaneous income reflects a fair value adjustment on our interest in the U.K. Limited Partnership[2]. Prior year was impacted by strategic activities within CBB[3]
- Offset by lower net lease income due to lower active lease units

Santander

1 | Includes lease income net of lease expense. Please refer to slide 28 for a detailed reconciliation of all non-GAAP measures.
2 | For additional information regarding the U.K. Limited Partnership, refer to Note 1 "Description of Business, Basis of Presentation and Accounting Policies" in the Company's Form 10-K for the fiscal year ended December 31, 2025.
3 | During Q3 2024, the Company sold ~$1.3B of personal unsecured loans to a third party. The transaction resulted in a loss on sale of ~$106.8M, offset by a release of the allowance for credit losses ("ACL") in the amount of ~$101.8M.

9

10 Confidential 2,065 2,145 2,138 667 653 726 729 797 868 357 334 355 584 637 537 $4,402 $4,566 $4,624 2023 2024 2025 Other expense Loan Technology2 Occupancy and equipment Compensation and benefits General, Administrative, & Other Expenses1 G&A and other expenses (excluding lease expense) up modestly YoY driven by:  Targeted investments in growth initiatives including the build-out of our Openbank digital platform and CIB capabilities  Offset by disciplined execution of transformation and cost-efficiency programs Expenses ($M) Expense Drivers 1 | Excludes lease expense. Please refer to slide 33 for a detailed reconciliation of all non-GAAP measures. 2 | Includes outside services and marketing. +1%

11 Confidential Strong credit performance YoY driven by:  Improved NCOs supported by:  Consumer resilience continues despite delinquency metrics reverting toward historical levels  Elevated recoveries benefiting from favorable used vehicle pricing  Release in ACL resulting from loan sales in personal unsecured, Auto, and Commercial portfolios Credit Loss Expense Total Allowance for Credit Losses ($M) Expense Drivers 2023 2024 2025 ALLL1, beginning of period ("BOP") $ 6,8352 $ 6,932 $ 6,562 Credit loss expense 2,251 1,950 1,651 Net charge-offs (2,154) (2,320) (2,214) ALLL, end of period ("EOP") 6,932 6,562 5,999 Reserve for unfunded lending commitments, BOP 86 61 48 Credit loss (benefit) unfunded lending commitments, EOP (25) (13) 5 Reserve for unfunded lending commitments, EOP 61 48 53 Total ACL, EOP $ 6,993 $ 6,610 $ 6,052 1 | Allowance for loan and lease losses (“ALLL”). 2 | ALLL BOP includes day 1 adjustment to allowance for adoption of ASU 2022-02. 3 | Includes credit loss (benefit) on unfunded lending commitments. Net Charge-offs ($M) -5% Credit Loss / (Benefit) Expense3 ($M) -15% $2,154 $2,320 $2,214 2023 2024 2025 $2,226 $1,937 $1,656 2023 2024 2025

12 Confidential 87 83 29 39 19 14 18 21 12 8 $165 $165 2024 2025  Loans and leases down 7.0% YoY, driven by lower auto originations, off-balance sheet securitizations, and portfolio sales  Total loan yields were flat YoY primarily due to increases in Auto, reflecting our strategic focus on pricing profitability over growth, offset by decreases in other Consumer and Commercial 2025 Recap ($B) Balance Sheet Trends | Assets Assets ($B) Yield on Loans ($B) Loans & Leases ($B) LHFS1 Other Residential Leases C&I and Other Commercial CRE and Multifamily Auto Leases Other Assets2 Cash Investments Gross Loans 5.3% 13.6% 12.4% 9.5% 0% 5% 10% 15% 2019 2020 2021 2022 2023 2024 2025 Total commercial Auto Total consumer Total loans 44 43 18 18 16 16 12 8 7 6 2 1 1 1 $100 $93 2024 2025 1 | Loans held-for-sale (“LHFS”). 2 | Other assets includes securities purchased under repurchase agreements, LHFS, and restricted cash.

13 Confidential 2.4% 2.6% 2.1% 2023 2024 2025 25 27 21 15 15 14 12 12 5 11 $78 $79 2024 2025 63 65 44 37 25 31 18 18 15 14 $165 $165 2024 2025 IBD5 Deposits Balance Sheet Trends | Liabilities Deposits ($B) Cost of Deposits ($B) Liabilities & Equity ($B) Deposits by Business Consumer 69% Commercial 18% CIB 4% Wealth Management 7% Other4 2% NIBD1 Equity Other Liabilities2 Borrowed Funds IB3 Deposits Savings NIBD1 CDs6 Money Market 1 | Noninterest-bearing demand ("NIBD") deposits. 2 | Other liabilities include securities sold under repurchase agreements and trading liabilities. 3 | Interest-bearing (“IB”) deposits. 4 | Other consists of deposits related to certain of SHUSA’s immaterial subsidiaries and corporate treasury deposits. 5 | Interest-bearing demand (“IBD”) deposits. 6 | Certificates of deposit (“CDs”). -55bps

14 Confidential Cash at Federal Reserve Capacity at FHLB Discount window Liquidity from unencumbered securities (5% haircut) Liquidity from released govt. deposit collateral5 44.2 27.3 Liquidity & Wholesale Funding Cash and Immediately Available Sources of Liquidity Uninsured Deposits 2024 2025 SBNA Insured Deposits 64% 64% 2025 Ratio: 162% 14.6 12.3 2.2 5.3 9.8 SBNA Contingent Liquidity ($B)Borrowed Funds Profile | Balance ($B) 2024 2025 YoY SHUSA Unsecured Debt1 $ 13.7 $ 13.5 1% FHLB3 4.7 0.7 (85%) Credit-Linked Notes ("CLNs") 1.2 0.9 (25%) Third-Party Secured Funding4 4.0 2.2 (45%) Amortizing Notes 1.9 1.2 (37%) Securitizations 18.5 18.6 1% Total SHUSA Funding 44.0 37.1 (16%) Preferred Equity Issuance to Santander $ 2.0 $ 2.0 - 1 | Includes subordinated notes; includes BSI unsecured debt and $850M of notes payable to Santander. 2 | These notes are payable to SHUSA’s parent company, Santander. 3 | Federal Home Loan Bank (“FHLB”) borrowings. 4 | The warehouse lines and repurchase facilities are fully collateralized by a designated portion of SHUSA’s retail installment contracts (“RICs”), leased. Includes $2B warehouse line with Santander NY Branch. 5 | Includes high quality liquid assets that are encumbered as collateral for uninsured government deposits.

15 Confidential $0.50 6.57% $0.75 6.89% $1.00 6.50% $0.50 7.66% $1.00 9.38% $0.85 SOFR +57bps $0.50 6.12% $0.40 SOFR +161 $1.00 6.17% $0.75 5.74% $0.50 8.41% $0.95 3.24% $1.05 4.40% $1.00 2.49% $0.85 5.47% $1.00 5.35% $0.50 2.88% $0.50 7.18% $0.75 6.34% $0.50 8.17% $1.80 $2.30 $1.00 $2.75 $2.00 $1.75 $0.50 $0.75 $2.00 2026 2027 2028 2029 2030 2031 2032 2035 Perpetual Public issuance Private placement Internal TLAC Debt & TLAC 1 | SHUSA must hold the higher of 18% of its risk-weighted assets (“RWAs”) or 9% of its total consolidated assets in the form of TLAC, of which 6% of its RWAs or 3.5% of total consolidated assets must consist of LTD. In addition, SHUSA must maintain a TLAC buffer composed solely of CET1 capital and will be subject to restrictions on capital distributions and discretionary bonus payments based on the size of the TLAC buffer it maintains.  SHUSA is SEC-registered and issues under the ticker symbol “SANUSA”, with ratings for SHUSA of A-(Fitch)/Baa2(Moody’s)/BBB+(S&P)  SHUSA meets the Federal Reserve’s TLAC and long-term debt (“LTD”) requirements1, with 24.7% TLAC, 9.2% eligible LTD and a CET1 ratio of 12.6% SHUSA Debt Maturity Schedule ($B)

16 Confidential On June 27, 2025, the Federal Reserve informed SHUSA of its updated stress capital buffer (“SCB”) requirement, which became effective on October 1, 2025. SHUSA’s updated SCB is 3.4% of its CET1, resulting in an overall CET1 capital requirement of 7.9%. Capital Ratios 1 | Under capital rules, SHUSA is not required to include negative accumulated other comprehensive income (“AOCI”) in regulatory capital, but as a subsidiary of a global systemically important bank (“GSIB”) we manage AOCI closely as it impacts regulatory capital at the global consolidated level. 2 | Estimate considering the full liquidation value of available-for-sale (“AFS”) and held-to-maturity (“HTM”) securities, net of statutory tax (26%). CET11 Tier 1 Leverage Ratio1 Tier 1 Risk-Based Capital Ratio1 Total Risk-Based Capital Ratio1 9.3% 9.2% 2024 2025 14.7% 14.4% 2024 2025 16.8% 16.5% 2024 2025 12.7% 12.6% 11.0% 11.4% 2024 2025 CET1 AFS & HTM Marked2

17 Confidential 1 At a glance 2 Results Appendix 4 Index 3 Core Business Activities

Confidential

Business Activities Overview

Consumer

- In addition to branch-based deposits, CBB attracts customers nationwide through its digital banking platform, Openbank
- Market-leading full-spectrum auto lender

Openbank By Santander

Auto Relationships

Preferred Lending	Pass-Through	Strategic
Mitsubishi Motors, INEOS, Lotus	Nissan, CarMax	Tesla, amazon autos, mobilityworks, enterprise, Santander

Commercial

- CRE: Consists primarily of multifamily loans, and robust servicing fee income from FDIC joint venture[1,2,3]
- C&I: Provides services to a range of commercial customers


Other 5%
Industrial 5%
Retail 4%
Office 9%
Multifamily 54%
Multifamily Construction 23%

Corporate & Investment Banking

Financing and banking services to corporations with institutional broker dealer, SanCap

- Investment banking
- US fixed-income market making
- Sales & trading
- Structuring and advisory services
- Equity research reports

Wealth Management

BSI leads in international private banking

- Servicing LatAm UHNW and HNW individuals
- Four investment platforms
- Edge Act corporation
- Present in Miami, New York, Houston & San Diego


Value Added Services
Alternative Investments
Structured Products
Credit Advisory
Real Estate Advisory
Wealth Planning
General Banking
CIB
Banking and Investment Services
Portfolio Advisory
Active Investment Services
Discretionary Portfolio Management
Banker
Client
Advisor

1 | Multifamily Construction is reported within "CRE" in the Company's Form 10-K for the fiscal year ended December 31, 2025. Total Multifamily = $9.60B and total other CRE = $8.13B.
2 | Excludes Commercial Vehicle Financing.
3 | Does not include the acquired 20% interest in a structured limited liability company (the "Structured LLC") for approximately $1.1B. The Structured LLC was established by the FDIC to hold and service a $9B portfolio primarily consisting of New York-based rent-controlled and rent-stabilized multifamily loans retained by the FDIC following a recent bank failure. SBNA classifies its 20 percent interest in the Structured LLC as an AFS debt security.

Santander
18

Confidential

Consumer Activities | Auto & CBB

Income Statement Data

($M)	2024[1] Auto	2024[1] CBB	2025 Auto	2025 CBB	Total Consumer Activities YoY
Interest income	$ 6,414	$ 2,936	$ 6,478	$ 2,947	0.8%
Interest expense	2,765	1,467	2,692	1,471	(1.6%)
Fees and other income	72	139	136	274	94.3%
Lease income	2,179	-	1,631	-	(25.1%)
Credit loss expense/(benefit)	1,955	18	1,718	(19)	(13.9%)
Lease expense	1,708	-	1,312	-	(23.1%)
General, administrative and other expenses	1,345	1,422	1,192	1,559	(0.5%)
Income/(loss) before income taxes	892	168	1,331	210	45.4%
($B)	2024		2025		YoY
Total assets as of 12/31	$ 60	$ 10	$ 56	$ 8	(8.7%)

Loans & Deposits ($B)

	2024[1]	2025	YoY
Residential mortgages	$ 4.4	$ 4.0	(9.1%)
Home equity loans and lines of credit	2.1	1.9	(9.5%)
Auto loans	44.6	42.7	(4.3%)
Personal unsecured loans	1.7	0.5	(70.6)%
Total consumer loans[3]	52.8	49.1	(7.0%)
Total consumer deposits	$ 49.3	$ 54.3	10.1%

Auto Distribution by FICO® Segment[2]



>=640
600-639
<600
No FICO
2016: 14% / 17% / 53% / 16%
2017: 15% / 17% / 51% / 17%
2018: 21% / 18% / 51% / 11%
2019: 34% / 16% / 41% / 9%
2020: 38% / 16% / 38% / 9%
2021: 39% / 16% / 38% / 7%
2022: 41% / 17% / 35% / 7%
2023: 42% / 18% / 34% / 6%
2024: 42% / 19% / 33% / 6%
2025: 38% / 19% / 36% / 7%

Total Consumer Deposits ($M)



+10.2%
$49,255
$54,282
8,550
40,705
7,911
46,371
NIBD deposits
IBD deposits
NIBD deposits
IBD deposits
2024
2025

Santander

1 | Prior period data has been recast.
2 | Auto loans excludes commercial fleet and LHFS.
3 | Ending balance loans and leases held-for-investment ("HFI").

19

20 Confidential Commercial Activities | CRE, Multifamily, and C&I Loans and Deposits ($B) Income Statement Data Portfolio by Maturity and Interest Rate Type ($B) CRE Portfolio and Geographic Diversification 20241 2025 Total Commercial Activities YoY($M) C&I CRE C&I CRE Interest income $ 988 $ 1,535 $ 878 $ 1,442 (8.0%) Interest expense 633 1,035 538 957 (10.4%) Fees and other income 66 76 69 78 3.5% Credit loss expense/(benefit) (66) 70 (20) (14) NM General, administrative and other expenses 190 142 197 148 3.9% Income/(loss) before income taxes 298 365 231 430 (0.3%) ($B) 2024 2025 YoY Total assets as of 12/31 $ 4 $ 23 $ 4 $ 23 (2.3%) 20241 2025 YoY CRE loans $ 8.6 $ 8.1 (5.8%) C&I loans 8.4 7.8 (7.1%) Multifamily loans 9.8 9.6 (2.0%) Other commercial 7.7 8.3 7.8% Total commercial loans2 34.5 33.8 (2.0%) Total commercial deposits $ 13.8 $ 14.3 3.6% 1 | Prior period data has been recast. 2 | Ending balance loans and leases HFI. ALL ~ $17.7B Multifamily 54% Multifamily Construction 23% Office 9% Retail 4% Industrial 5% Other 5% NY 28% NJ 12% FL 9%TX 9% Other 42% $- $1 $2 $3 $4 $5 In One Year or Less One to Five Years Five+ Years Fixed Rate CRE Fixed Rate Multifamily Variable Rate CRE Variable Rate Multifamily

21 Confidential CIB & Wealth Management CIB Income Statement Data Wealth Income Statement Data 1 | Prior period data has been recast. ($M) 20241 2025 YoY Interest income $ 3,886 $ 2,879 (25.9%) Interest expense 3,767 2,611 (30.7%) Fees and other income 662 723 9.2% Credit loss expense/(benefit) (38) (6) 84.2% Lease expense 1 1 - General, administrative and other expenses 834 860 (3.2%) Income/(loss) before income taxes (16) 136 NM ($B) 2024 2025 YoY Total assets as of 12/31 $ 25 $ 32 24.8% Total deposits 3 3 (6.1%) ($M) 20241 2025 YoY Interest income $ 369 $ 338 (8.4%) Interest expense 157 158 0.6% Fees and other income 325 562 72.9% General, administrative and other expenses 280 286 1.8% Income/(loss) before income taxes 257 456 77.4% Asset and wealth management fees 289 321 11.1% ($B) 2024 2025 YoY Total assets as of 12/31 $ 8 $ 9 19.0% Total deposits 5 6 9.1%

22 Confidential 1 At a glance 2 Results Appendix 4 Index 3 Core Business Activities

23 Confidential 2,136 2,093 2,048 261 231 175 577 414 366 307 395 396 514 461 442 693 568 491 40 36 41 620 549 516 $3,281 $1,867 $3,133 $1,614 $2,985 $1,490 Int. Income Int. Expense Int. Income Int. Expense Int. Income Int. Expense Q4 2024 Q3 2025 Q4 2025 NII Securities FF sold & repos Interest-earning deposits Loans Borrowings Trading liabilities FF purchased & repos Deposits SHUSA NII ($M) Quarterly | Net Interest Income & Net Interest Margin -1% +6% Q4 2024 Q3 2025 Q4 2025 NIM 3.8% 4.0% 4.0% $1,414 $1,495$1,519

24 Confidential 125 128 123 122 59 69 92 154 109 113 144 235 40 53 40 $492 $538 $576 Q4 2024 Q3 2025 Q4 2025 Quarterly | Non-Interest Income 1 | Includes lease income net of lease expense. Please refer to slide 34 for a detailed reconciliation of all non-GAAP measures. Non-Interest Income ($M) +7% +17% Miscellaneous income, net Capital market revenue Net lease income1 Consumer and commercial fees Securities gains, net

25 Confidential 545 534 531 179 168 201 222 203 247 79 102 92 168 136 134 $1193 $1143 $1205 Q4 2024 Q3 2025 Q4 2025 Expenses ($M) +5% +1% Other expense Loan Technology2 Occupancy and equipment Compensation and benefits Quarterly | General, Administrative, & Other Expenses1 1 | Excludes lease expense. Please refer to slide 34 for a detailed reconciliation of all non-GAAP measures. 2 | Includes outside services and marketing.

26 Confidential Net Charge-offs ($M) Credit Loss / (Benefit) Expense1 ($M) Credit Loss Expense Total Allowance for Credit Loss (“ACL”) ($M) Q4 2024 Q3 2025 Q4 2025 ALLL, BOP $ 6,561 $ 6,357 $ 6,148 Credit loss expense 618 371 487 Net charge-offs (617) (580) (636) ALLL, EOP 6,562 6,148 5,999 Reserve for unfunded lending commitments, BOP 46 54 51 Credit loss (benefit) unfunded lending commitments, EOP 2 (3) 2 Reserve for unfunded lending commitments, EOP 48 51 53 Total ACL, EOP $ 6,610 $ 6,199 $ 6,052 $617 $547 $451 $580 $636 4Q24 1Q25 2Q25 3Q25 4Q25 $620 $426 $373 $368 $489 4Q24 1Q25 2Q25 3Q25 4Q25 +3% -21% 1 | Includes credit loss (benefit) on unfunded lending commitments.

27 Confidential 87 87 85 84 83 29 33 36 38 39 19 21 21 16 14 18 20 20 20 21 12 11 10 10 8 $165 $172 $172 $168 $165 4Q24 1Q25 2Q25 3Q25 4Q25 Balance Sheet Trends | Assets & Liabilities 1 | Other liabilities include securities sold under repurchase agreements and trading liabilities. 2 | Other assets includes securities purchased under repurchase agreements, LHFS, and restricted cash. Assets ($B) Loans & Leases ($B) LHFS Other Residential Leases C&I and Other Commercial CRE and Multifamily Auto Leases Other Assets2 Cash Investments Gross Loans 44 45 43 43 43 18 19 19 18 18 16 16 16 16 $16 12 11 10 10 8 7 6 6 6 62 2 2 1 1 1 1 1 2 1 $100 $100 $97 $96 $93 4Q24 1Q25 2Q25 3Q25 4Q25 Deposits ($B) Liabilities & Equity ($B) 63 65 66 63 65 44 45 42 41 37 25 30 32 32 31 18 18 18 19 18 15 14 14 13 14 $165 $172 $172 $168 $165 4Q24 1Q25 2Q25 3Q25 4Q25 NIBD Equity Other Liabilities1 Borrowed Funds IB Deposits 25 26 27 26 27 21 20 18 16 15 15 14 14 13 14 12 12 12 12 12 5 7 9 9 11 $78 $79 $80 $76 $79 4Q24 1Q25 2Q25 3Q25 4Q25 Savings IBD Deposits NIBD CDs Money Market

28 Confidential Loan Delinquency by Portfolio Class Consumer | 90+ Days Past Due1 Commercial | 90+ Days Past Due1 Consumer | 30-89 Days Past Due1 Commercial | 30-89 Days Past Due1 1 | Based on a percentage of financing receivables for their respective loan businesses. 2 | Other consumer ($18.3M in Q4 2025) primarily includes recreational vehicle and marine loans. 3 | Other commercial ($8.2B in Q4 2025) includes commercial equipment vehicle financing leveraged leases and loans. -0.4% 0.1% 0.6% 1.1% 1.6% 2021 2022 2023 2024 2025 CRE C&I Multifamily Other Commercial ³ 0.0% 1.0% 2.0% 3.0% 2021 2022 2023 2024 2025 CRE C&I Multifamily Other Commercial ³ 0.0% 5.0% 10.0% 15.0% 2021 2022 2023 2024 2025 Residential Mortgage Home Equity Auto Loans Personal Unsecured Other Consumer ² 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2021 2022 2023 2024 2025 Residential Mortgage Home Equity Auto Loans Personal Unsecured Other Consumer ²

29 Confidential  Consumer NCOs were slightly lower YoY, primarily driven by resilient consumer behavior and recovery tailwinds from a favorable used vehicle market. Charge-offs and Recoveries by Portfolio Segment Net charge-offs1 Recoveries3 2025 Recap Charge-offs1,2 1 | Charge-offs and NCOs are based on a percentage of their respective average loan balances. 2 | Includes current period gross write-offs for Q4 2025 by portfolio segment. 3 | Recoveries are based on a percentage of gross charge-offs. 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2021 2022 2023 2024 2025 Commercial Consumer 0% 50% 100% 150% 2021 2022 2023 2024 2025 Commercial Consumer 0.0% 0.3% 0.6% 0.9% 1.2% 1.5% 1.8% 2021 2022 2023 2024 2025 Commercial Consumer

30 Confidential Santander1 A1/Baa1 SHUSA Baa2 SBNA2 Baa1 Santander1 A+/A- SHUSA BBB+ SBNA A- Stable outlook (May 19, 2025)  In May 2025, Fitch affirmed SHUSA’s senior unsecured debt ratings at ‘A-’ rating  S&P and Moody’s affirmed SHUSA’s senior unsecured debt ratings in July 2025 and February 2026, respectively  In October 2025, Moody's upgraded Santander’s1 senior preferred debt rating from A2 to A1  Outlook remains “stable” for all ratings and entities SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A+/A SHUSA A- SBNA A- Stable outlook (February 6, 2026) Stable outlook (July 23, 2025) Rating Agencies 1 | Senior preferred debt / senior non-preferred debt for Banco Santander, S.A. 2 | SBNA long-term issuer rating.

31 Confidential SHUSA | Quarterly Trended Statement Of Operations ($M) Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Interest income $ 3,281 $ 3,137 $ 3,182 $ 3,133 $ 2,985 Interest expense (1,867) (1,679) (1,701) (1,614) (1,490) Net interest income 1,414 1,458 1,481 1,519 1,495 Fees & other income 826 838 849 821 818 Other non-interest income 40 40 22 53 40 Net revenue 2,280 2,336 2,352 2,393 2,353 General, administrative, and other expenses (1,567) (1,527) (1,444) (1,479) (1,487) Credit losses expense/(benefit) (620) (426) (373) (368) (489) Income before taxes 93 383 535 546 377 Income tax (expense)/benefit 33 (17) (37) (90) (52) Net income / (loss) 126 366 498 456 325 NIM 3.8% 3.9% 3.9% 4.0% 3.9%

32 Confidential SHUSA | Annual Trended Statement Of Operations ($M) 2023 2024 2025 Interest income $ 12,355 $ 13,466 $ 12,437 Interest expense (6,480) (7,889) (6,484) Net interest income 5,875 5,577 5,953 Fees & other income 3,320 3,380 3,326 Other non-interest income 145 224 155 Net revenue 9,340 9,181 9,434 General, administrative, and other expenses (6,327) (6,274) (5,936) Credit losses expense/(benefit) (2,226) (1,937) (1,656) Income before taxes 787 970 1,842 Income tax (expense)/benefit 146 107 (196) Net income / (loss) 933 1,077 1,646 NIM 4.0% 3.8% 3.9%

33 Confidential SHUSA | Non-GAAP Reconciliations – Income Statement Metrics 1 | Represents US GAAP measure. 2 | Represents non-US GAAP measure. ($M) 2023 2024 2025 SHUSA Revenue Net interest income1 $ 5,875 $ 5,578 $ 5,953 Total non-interest income1 3,465 3,605 3,481 Lease expense1 (1,925) (1,708) (1,313) Total revenue2 7,415 7,474 8,121 SHUSA Non-Interest Income Total non-interest income1 $ 3,465 $ 3,605 $ 3,481 Lease expense1 (1,925) (1,708) (1,313) Non-interest income2 1,540 1,896 2,168 Net Lease Income Lease income1 $ 2,463 $ 2,179 $ 1,631 Lease expense1 (1,925) (1,708) (1,313) Net lease income2 538 470 318 SHUSA G&A and Other Total general, administrative & other expenses1 $ 6,327 $ 6,274 $ 5,936 Lease expense1 (1,925) (1,708) (1,313) General, administrative & other (excl. lease)2 4,402 4,566 4,623

34 Confidential SHUSA | Quarterly Non-GAAP Reconciliations – Income Statement Metrics 1 | Represents US GAAP measure. 2 | Represents non-US GAAP measure. ($M) Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 SHUSA Revenue Net interest income1 $ 1,414 $ 1,458 $ 1,481 $ 1,519 $ 1,495 Total non-interest income1 866 878 871 874 858 Lease expense1 (374) (355) (340) (336) (282) Total revenue2 1,906 1,981 2,012 2,057 2,071 SHUSA Non-Interest Income Total non-interest income1 $ 866 $ 878 $ 871 $ 874 $ 858 Lease expense1 (374) (355) (340) (336) (282) Non-interest income2 492 523 531 538 576 Net Lease Income Lease income1 $ 496 $ 466 $ 419 $ 395 $ 351 Lease expense1 (374) (355) (340) (336) (282) Net lease income2 122 111 79 59 69 SHUSA G&A and Other Total general, administrative & other expenses1 $ 1,566 $ 1,527 $ 1,444 $ 1,479 $ 1,487 Lease expense1 (374) (355) (340) (336) (282) General, administrative & other (excl. lease)2 1,193 1,172 1,104 1,143 1,205

35 Confidential SHUSA | Non-GAAP Reconciliations – Capital Metrics ($M) 2024 2025 CET1 to risk-weighted assets CET1 capital $ 13,724 $ 13,500 Risk-weighted assets 108,006 107,408 Ratio 12.7% 12.6% Tier 1 leverage Tier 1 capital $ 15,839 $ 15,500 Avg total assets, leverage capital purposes 170,835 168,713 Ratio 9.3% 9.2% Tier 1 risk-based Tier 1 capital $ 15,839 $ 15,500 Risk-weighted assets 108,006 107,408 Ratio 14.7% 14.4% Total risk-based Risk-based capital $ 18,177 $ 17,776 Risk-weighted assets 108,006 107,408 Ratio 16.8% 16.5%

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